SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)of the Securities Exchange Act of 1934

                                (Amendment No. )
Filed by the Registrant  [ x  ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[  ]     Preliminary Proxy Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2)

[X ]     Definitive Proxy Statement

[  ]     Definitive Additional Materials

[  ]     Soliciting Material Pursuant to ss. 240.14a-11( c ) ss. 240.14-a-12
------------------------------------------------------------------------------
                          GLOBAL TECHNOVATIONS, INC.
------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if  other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.
1.     Title of each class of securities to which transaction applies:
        -----------------------------------------------------------
2.     Aggregate number of securities to which transaction applies:
                  -----------------------------------------------------------
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

4. Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------------------
5.     Total fee paid: ______________________________________________
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
[  ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:
         ----------------------------------------------------
2)       Form, Schedule or Registration Statement No.:
         ----------------------------------------------------
3)       Filing Party:
         ----------------------------------------------------
4)       Date Filed
         ----------------------------------------------------

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                           GLOBAL TECHNOVATIONS, INC.
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                       April 3, 2000 - 10:00 A.M., E.S.T.

                                To Be Held At The

The Palm Beach Gardens Marriott, 4000 RCA Blvd., Palm Beach Gardens, FL 33410
     The undersigned hereby appoints William C. Willis, Jr. and David Natan as my proxy with power of substitution for and in the name of the undersigned to vote all shares of common stock of Global Technovations, Inc., (the "Company"), which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 10:00 A.M. at The Palm Beach Gardens Marriott, 4000 RCA Blvd., Palm Beach Gardens, FL 33410, and at any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth below:

         Each share of common stock outstanding on the record date is entitled to one vote on all proposals.

1. I hereby elect the following individual to serve on the board of directors of the Company for a three-year term until the Company's annual meeting of stockholders in 2003.

                  Name              Yes           No
a)       G. Jeff Mennen            ______       _______

2. I hereby ratify the appointment of the Arthur Andersen LLP as independent auditors for the fiscal year ended September 30, 2000.

                  Yes______         No_____       Abstain_______

3. I hereby authorize the transaction of any other lawful business that may properly come before the annual meeting of stockholders.

                  Yes _____         No _____            Abstain _____

         (Shares cannot be voted unless this proxy is signed and returned, or specific arrangements are made to have the shares represented at the meeting).

If no direction is indicated, this Proxy will be voted as recommended by the Board of Directors for all proposals.

Dated:_____________________________         ________________________________
                                                     Signature of Stockholder
_____ Number of Shares Owned:                        Printed Name:

February 8, 2000


Dear Stockholder:

     On behalf of the Board of Directors of Global Technovations, Inc. (the "Company"), I am extending you a cordial invitation to attend the annual meeting of stockholders of the Company (the "Annual Meeting"), which will be held April 3, 2000 at 10:00 A.M., Eastern Standard Time at The Palm Beach Gardens Marriott, 4000 RCA Blvd., Palm Beach Gardens, FL 33410. I look forward to greeting as many stockholders as possible at the Annual Meeting.

     At the Annual Meeting, you will be asked to vote on three proposals; (i) to elect a director for three-year terms ending in 2003; (ii) to ratify the appointment of Arthur Andersen LLP as independent auditors for the year ended September 30, 2000, and (iii) any other matters that may properly come before the Annual Meeting. (Details concerning the proposals are included in the enclosed Proxy Statement.)

     AT THE BOARD OF DIRECTORS' MEETINGS HELD TO CONSIDER THE PROPOSALS, THE DIRECTORS OF THE COMPANY CAREFULLY CONSIDERED AND UNANIMOUSLY APPROVED THE PROPOSALS AS BEING IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS. THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSALS NO. 1, 2, AND 3.

     It is important that your shares be represented at the Annual Meeting whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy card promptly. If you later decide to attend the Annual Meeting, you may revoke your proxy and vote in person.

         Thank you for your time and consideration.

                                 Sincerely,


                                 William C. Willis, Jr.
                                 Chairman, President and CEO

GRAPHIC OMITTED]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON APRIL 3, 2000

To All Stockholders:

     The annual meeting of the Stockholders (the "Annual Meeting") of Global Technovations, Inc. (the "Company") will be held April 3, 2000 at 10:00 A.M., Eastern Standard Time at The Palm Beach Gardens Marriott, 4000 RCA Blvd., Palm Beach Gardens, FL 33410, for the following purposes:

          1. To elect one person to the Board of Directors of the Company to serve three-year terms ending in 2003;

          2. To ratify the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ended September 30, 2000;

          3. For the transaction of any other lawful business that may properly come before the Annual Meeting.

     The Board of Directors has fixed the close of business on February 4, 2000 as the record date for a determination of stockholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSALS NUMBERS 1, 2, AND 3.

     Please vote, date, sign and mail the enclosed proxy card promptly in the enclosed return envelope. It is extremely important that you vote. If we do not have enough proxy cards returned, we will not have a quorum, resulting in unnecessary expense to you, the stockholder. Help us help you.

                                  By Order of the Board of Directors.
Dated: February 8, 2000

                                  By:  David Natan
                                       Vice President, Chief Financial Officer
                                       and Secretary

[GRAPHIC OMITTED]

                           GLOBAL TECHNOVATIONS, INC.

                                 PROXY STATEMENT
                              --------------------

     This proxy statement (the "Proxy Statement") is sent to the holders of shares of Common Stock, par value $.001 per share (the "Common Stock") of Global Technovations, Inc. ("Global Tech", or the "Company"), a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors (the "Board") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 A.M., EST. on April 3, 2000 at The Palm Beach Gardens Marriott, 4000 RCA Boulevard, Palm Beach Gardens, Florida 33410, for the following purposes:

1.    To elect one member to our Board to serve a three-year term ending 2003;

2. To ratify the appointment of Arthur Andersen LLP as our independent accountants for the year ending September 30, 2000;

3. For the transaction of such other matters as may properly come before the Annual Meeting.


     Our Board is sending this Proxy Statement to holders of Common Stock in connection with the solicitation of proxies for use at the Annual Meeting, and any adjournments thereof. With this Proxy Statement, we are also mailing or delivering to Global Tech's stockholders a proxy card, the notice of Annual Meeting, and a copy of our Form 10-K for the year ended September 30, 1999 ("Form 10-K").

     All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any or all proposals. You should specify your respective choices on the accompanying proxy card. If you do not give specific instructions with regard to the matters to be voted upon, the shares of Common Stock represented by your signed proxy card will be voted "FOR" Proposal Nos. 1, 2, and 3, listed on the proxy card. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote for or against these matters according to their judgment.

     The presence, in person or by proxy, of a majority of the 29,799,281 outstanding shares of Common Stock, which includes 466,234 of treasury shares, or 14,666,524 as of the record date of February 4, 2000 is necessary to constitute a quorum at the Annual Meeting. Each of the proposals set forth in this Proxy Statement will be voted upon separately at the Annual Meeting. The affirmative vote of the holders of a plurality of shares of Common Stock present in person or represented by proxy at the Annual Meeting will be required to elect a director to our Board pursuant to Proposal No. 1. The vote of the holders of a majority of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of Arthur Andersen LLP pursuant to Proposal No. 2 and to approve any other business. For these reasons, it is important that all shares are represented at the Annual Meeting, either in person or by proxy.

     You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Secretary of the Company, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Global Technovations, Inc., 7108 Fairway Drive, Suite 200, Palm Beach Gardens, Florida, 33418-3757, Attention: Mr. David Natan, Secretary.

     Proxies will initially be solicited by Global Tech by mail, but our directors, officers and selected employees may solicit proxies from stockholders personally or by telephone, facsimile or other forms of communication. These directors, officers and employees will not receive any additional compensation for such solicitation. We are also requesting that brokerage houses, nominees, fiduciaries and other custodians send soliciting materials to beneficial owners. We will reimburse them for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be paid by us.

       THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
                           PROPOSALS NO. 1, 2, AND 3.

     Our Common Stock is listed on the American Stock Exchange ("AMEX") under the symbol "GTN". On January 27, 2000, the last sale price for the Common Stock as reported by the AMEX was $.6875 per share.

     This Proxy Statement and the accompanying proxy card are being mailed to our stockholders on or about February 8, 2000.

         The date of this Proxy Statement is January 28, 2000.

Security Ownership of Certain Beneficial Owners

     The following table sets forth the number of shares of our Common Stock beneficially owned as of January 28, 2000 by (i) owners of more than 5% of our Common Stock, (ii) by each director, and (iii) all of our directors and named executive officers as a group.


------------------------- ---------------------------------------------------------- --------------------- ---------------
                                                                                      Amount and Nature       Pecent
Title of Class                Name and Address of Beneficial Owner                    of Beneficial             of
                                                                                      Ownership                Class
------------------------- ---------------------------------------------------------- --------------------- ---------------
------------------------- ---------------------------------------------------------- --------------------- ---------------
Common Stock              William C. Willis, Jr.(1)                                  416,666               1.38%
and Vested Options        7108 Fairway Drive, Suite 200
                          Palm Beach Gardens, FL  33418
------------------------- ---------------------------------------------------------- --------------------- ---------------
------------------------- ---------------------------------------------------------- --------------------- ---------------
Common Stock              David Natan(2)                                             187,049               *
and Vested Options        7108 Fairway Drive, Suite 200
                          Palm Beach Gardens, FL  33418

------------------------- ---------------------------------------------------------- --------------------- ---------------
------------------------- ---------------------------------------------------------- --------------------- ---------------
Common Stock              Ronald P. Burd(3),(4)                                      214,250               *
and Vested Options        251 Linden Lane
                          Merion Station, PA  19066
------------------------- ---------------------------------------------------------- --------------------- ---------------
------------------------- ---------------------------------------------------------- --------------------- ---------------
Common Stock, Vested      G. Jeff Mennen(5) (6)                                      886,666               2.90%
and Vested Options,       TMF Investments
Warrants and Preferred    25B Hanover Road
Stock                     Florham Park, NJ  07932
------------------------- ---------------------------------------------------------- --------------------- ---------------
------------------------- ---------------------------------------------------------- --------------------- ---------------
Common Stock              L. Kerry Vickar(7)                                         37,083                *
and Vested Options        19010 Mary Ardrey Circle
                          Cornelius, NC  28031
------------------------- ---------------------------------------------------------- --------------------- ---------------
------------------------- ---------------------------------------------------------- --------------------- ---------------
Common Stock              Mellon Bank Corporation(8)                                 1,694,011             5.68%
                          2875 N.E. 191st Street, Penthouse I
                          N. Miami, FL  33130

------------------------- ---------------------------------------------------------- --------------------- ---------------
------------------------------------------------------------------------------------ --------------------- ---------------
All  directors  and  named  executive  officers  of  the  Company  as  a  group      1,747,214             5.60%
(6 persons)(1)(2)(3)(4)(5)(6)(7)
------------------------------------------------------------------------------------ --------------------- ---------------

(1) Includes 200,000 vested Options held by Mr. Willis at approximately $2.00 per share, 50,000 vested Options at approximately $.88 per share, 50,000 vested Options at $1.00 per share, 16,666 vested Options at $1.32 per share and 100,000 shares of Common Stock held by Mr. Willis.

(2)  Includes   75,000  vested   Options  held  by  Mr.  Natan   exercisable  at
     approximately $3.00 per share, 7,000 vested Options exercisable at approximately $1.56 per share and 33,333 vested Options at approximately $1.38 per share, 50,000 vested Options at $1.00 per share, 2,166 vested Options at $1.32 per share, 18,550 shares of Common Stock held by Mr. Natan and 1,000 shares of Common Stock held by Mr. Natan's wife.

(3) Includes 25,000 vested Options exercisable at approximately $3.38 per share, 40,000 vested Options exercisable at approximately $1.78 per share and 30,000 vested Options exercisable at approximately $6.25, 6,250 vested Options exercisable at approximately $1.75, 20,000 Options exercisable at approximately $1.31 per share and 2,500 Options exercisable at $.75 per share held by Mr. Burd.

(4) Includes 87,000 shares of Common Stock held jointly by Mr. Burd and his wife and 3,500 shares of Common Stock gifted by Mr. Burd to the Devereux Foundation, of which Mr. Burd is President and Chief Executive Officer.

(5) Includes 110,000 shares of Common Stock beneficially owned by Mr. Mennen, which are held of record by the Wilmington Trust Company and George Jeff Mennen, Co-Trustees for Christina M. Andrea and John Henry Mennen. Also includes the shares of Common Stock reserved for exercise of presently exercisable Options and Warrants beneficially owned by Mr. Mennen as follows:

                   ------------------- ---------------- ----------------- --------------------------------------
                                                           Approximate
                    No. of Shares       Type of Security    Exercise                 Record Owner
                                                             Price
                    ------------------- ---------------- ----------------- --------------------------------------
                    ------------------- ---------------- ----------------- --------------------------------------
                                 2,500      Options           $ .75        G. Jeff Mennen
                    ------------------- ---------------- ----------------- --------------------------------------
                    ------------------- ---------------- ----------------- --------------------------------------
                                20,000      Options           $1.38        G. Jeff Mennen
                    ------------------- ---------------- ----------------- --------------------------------------
                    ------------------- ---------------- ----------------- --------------------------------------
                                 4,166      Options           $1.75        G. Jeff Mennen
                    ------------------- ---------------- ----------------- --------------------------------------
                    ------------------- ---------------- ----------------- --------------------------------------
                                50,000     Warrants            $ .875      G. Jeff  Mennen,  Trustee  for George
                                                                           S. Mennen
                    ------------------- ---------------- ----------------- --------------------------------------
                    ------------------- ---------------- ----------------- --------------------------------------
                                21,500     Warrants           $1.75        G. Jeff  Mennen,  Trustee  for George
                                                                           S. Mennen
                    ------------------- ---------------- ----------------- --------------------------------------
                    ------------------- ---------------- ----------------- --------------------------------------
                                28,500     Warrants           $1.75        Wilmington  Trust Company and G. Jeff
                                                                           Mennen, Co-Trusteees for John Henry
                                                                           Mennen
                    ------------------- ---------------- ----------------- --------------------------------------
                    ------------------- ---------------- ----------------- --------------------------------------
                               150,000     Warrants           $1.94        G. Jeff  Mennen,  Trustee  for George
                                                                           S. Mennen
                    ------------------- ---------------- ----------------- --------------------------------------
                    ------------------- ---------------- ----------------- --------------------------------------
                               200,000     Warrants           $1.94        Wilmington  Trust Company and G. Jeff
                                                                           Mennen, Co-Trustees for John Henry Mennen
                    ------------------- ---------------- ----------------- --------------------------------------
                    ------------------- ---------------- ----------------- --------------------------------------
                                50,000     Warrants           $2.00        G. Jeff Mennen
                    ------------------- ---------------- ----------------- --------------------------------------
                    ------------------- ---------------- ----------------- --------------------------------------
                               107,142     Warrants           $2.38        G. Jeff  Mennen,  Trustee  for George
                                                                           S. Mennen
                    ------------------- ---------------- ----------------- --------------------------------------
                    ------------------- ---------------- ----------------- --------------------------------------
                               142,858     Warrants           $2.38        Wilmington Trust Company and G. Jeff
                                                                           Mennen, Co-Trustees for John Henry Mennen
                    ------------------- ---------------- ----------------- --------------------------------------

(6) Does not include 5,989,305 Common Stock reserved in the event of exercise of $3,500,000 of 9% Series B Convertible Preferred Stock beneficially owned by Mr. Mennen. The 9% Series B Preferred Stock may be converted into shares of Common Stock at any time after January 1, 2001 at 85% of the closing bid price. Also does not include 50,000 warrants exercisable at $.875 per share commencing in August 2000.

(7)  Includes   12,500  shares  held  by  Mr.  Vickar,   22,083  vested  Options
     exercisable at approximately $1.13 per share, and 2,500 vested Options at $.75 per share.

(8) To the best of the Company's knowledge based on public filings, Mellon Bank Corporation ("Mellon") formerly Ganz Capital Management, Inc. beneficially owns 1,694,011 shares of Common Stock of the Company as of February 4, 1999. This represents beneficial ownership of 5.68% of the Company's outstanding shares. The Company has no more current information.

PROPOSAL 1.  ELECTION OF DIRECTORS
Board of Directors
         Our business is managed under the direction of the Board. The Board is responsible for establishing broad corporate policies and for our overall performance. It is not involved in the operating details on a day-to-day basis. Management advises the Board of the status of Global Tech's business through quarterly Board meetings and regular written communications and discussions.

         Global Tech has a classified Board, which provides for three classes of directors each of which serves a three-year term. One class is elected each year. Two directors were elected at the 1999 Annual Meeting and each person elected will hold office until his term expires in the year 2002 and until his successor has been elected and qualified. One director is up for election at the 2000 Annual Meeting. Our by-laws provide that the Board shall consist of no less than three and no more than nine members, with the actual number to be established by resolution of the Board. The current Board has by resolution established the number of directors at seven. There are currently two vacancies on the Board. Global Tech does not intend to fill them at this time.

Compensation of Directors
         Our outside directors each receive a fee of $1,000 per Board meeting attended. Additionally, annually they receive 7,500 Options ("Options") in lieu of higher cash attendance fees. All outside directors also automatically receive grants of 30,000 Options upon election or appointment to the Board, and an additional grant every three-year anniversary thereafter. They are reimbursed for expenses incurred in attending Board and Committee meetings. Except as otherwise disclosed in this Proxy Statement, all Options vest semi-annually over a three-year period subject to continued service with the Company. Options are exercisable for 10 years from the date of grant.

Board Meetings and Committees
         The Board held six meetings during the fiscal year ended September 30, 1999. All directors were present at each of the meetings except for one meeting, where Mr. Burd was absent. On several occasions throughout the year, the Board took action by unanimous consent in lieu of holding a meeting.

         The Board has a Compensation Committee comprised of Messrs. Willis, Mennen and Vickar; an Audit Committee comprised of Messrs. Burd, and Vickar; and a Nominating Committee comprised of Messrs. Willis, Mennen, and Vickar, which met two, one and one times, respectively, during the year ended September 30, 1999.

                                             Current Board of Directors

------------------------------- -------- ---------------------------------------- --------- ---------- ----------
             Name                Age              Position With Company            Since      Term      Ending
------------------------------- -------- ---------------------------------------- --------- ---------- ----------
------------------------------- -------- ---------------------------------------- --------- ---------- ----------
William C. Willis, Jr.(11)(12)    48     President,  Chief Executive Officer and    1997      Three      2001
                                         Chairman of the Baord of Directors                   Years
------------------------------- -------- ---------------------------------------- --------- ---------- ----------
------------------------------- -------- ---------------------------------------- --------- ---------- ----------
David Natan                       46     Vice-President, Chief Financial            1995      Three      2002
                                         Officer, Secretary and Director                      Years
------------------------------- -------- ---------------------------------------- --------- ---------- ----------
------------------------------- -------- ---------------------------------------- --------- ---------- ----------
Ronald P. Burd(12)(13)            53     Director                                   1995      Three      2002
                                                                                              Years
------------------------------- -------- ---------------------------------------- --------- ---------- ----------
------------------------------- -------- ---------------------------------------- --------- ---------- ----------
G. Jeff Mennen(11)(12)            60     Director                                   1998       Two       2000
                                                                                               Years
------------------------------- -------- ---------------------------------------- --------- ---------- ----------
------------------------------- -------- ---------------------------------------- --------- ---------- ----------
L. Kerry Vickar(11)(12)(13)       42     Director                                   1998      Three      2001
                                                                                              Years
------------------------------- -------- ---------------------------------------- --------- ---------- ----------

(11)     Member of the Nominating Committee
(12)     Member of the Compensation Committee.
(13)     Member of the Audit Committee.

     The nominee for election is set forth below. If you give us your proxy vote, all proxies are for the nominee for the director listed below, unless you tell us to vote differently. In the event a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as director, the proxy holders intend to vote all proxies received by them for the nominee listed below unless instructed otherwise. As of the date of this Proxy Statement, the Board is not aware that any nominee is unable or will decline to serve as a director. Nominees for Election at the 2000 Annual Meeting


                                                                      NEW       TERM
         NAME                 AGE       POSTION WITH THE COMPANY      SINCE     TERM      ENDING

G. Jeff Mennen(12)(13)        60               Director               1998      Three     2003
                                                                      Years



     G. Jeff Mennen - was appointed a director of the Company in October 1997. Currently, Mr. Mennen is President of Peak Management, a consulting firm, which he founded in 1989. Also, Mr. Mennen is a Managing Partner of TMF Investment Holdings, a family investment firm. From 1981 until 1992, Mr. Mennen was Vice Chairman of The Mennen Company where he served until that company was sold to Colgate-Palmolive. From 1977 until 1981, Mr. Mennen was President of Mennen International. Mr. Mennen is a director of Corbin, Ltd. and MBf USA, Inc.

Other Board Members, Executive Officers and Key Employees

     William C. Willis, Jr. - Mr. Willis has been President, Chief Executive Officer and a member of the Board since May 1997. Since July 1, 1998, Mr. Willis has served as Chairman of the Board. As President and Chief Executive Officer of the Company, Mr. Willis is responsible for the overall management of the business, with an emphasis on business strategy and long-term planning. Mr. Willis also actively supervises the marketing of the Company's OSA-IIs. Prior to joining the Company, Mr. Willis was Chairman of Willis & Associates, a management consulting firm assisting small and medium sized technology, health care and consumer products companies. From 1994 to 1995, Mr. Willis was President and Chief Operating Officer of MBf USA, Inc., a marketer and distributor of latex products whose Common Stock is traded on Nasdaq. From 1990 to 1994, Mr. Willis was President and Chief Executive Officer of Insituform
Technologies, Inc., a state of the art provider of technologies for the reconstruction of pipelines and infrastructure. From 1985 to 1990, Mr. Willis was President of The Paper Art Company, Inc., a subsidiary of The Mennen Company.

     David Natan - was appointed a director of the Company on April 16, 1998 in order to fill a vacancy. Currently, Mr. Natan, a CPA, has been Vice President and Chief Financial Officer of the Company since June 1995 and Secretary from August 1997. Mr. Natan previously served on the Company's Board from June 1995 to January 1997. Mr. Natan brings nearly 20 years of management and analytical experience to his responsibilities. Prior to joining the Company, from November 1992 through June 1995, Mr. Natan was Chief Financial Officer of MBf USA, Inc., which is a Nasdaq listed subsidiary of MBf Holdings Berhad, a multi-national conglomerate. From August 1987 through October 1992, Mr. Natan was Treasurer and Controller for Jewelmasters, Inc., an AMEX listed company.


     Ronald P. Burd - Mr. Burd has been a director of the Company since March 1992. From 1984 through the present, Mr. Burd has been President and Chief Executive Officer of the Devereux Foundation. Devereux, founded in 1912, is a nationwide, private, not-for-profit organization that treats individuals of all ages who have a wide range of emotional disorders and/or developmental disabilities. Headquartered in Villanova, Pennsylvania, Devereux is the largest non-profit provider of residential, day and community-based treatment programs located in 13 states and the District of Columbia.

     L. Kerry Vickar - Mr. Vickar was appointed a director of the Company in January 1998. Mr. Vickar has a Bachelor of Law degree from the University of Manitoba and has extensive experience with divestitures, acquisitions, operations and financial re-structuring. Currently, Mr. Vickar is Chairman and Chief Executive Officer of CorrFlex Graphics, LLC, a privately held packaging company. In 1994, Mr. Vickar negotiated the sale of Gravure International Corp. to ACX Technologies, Inc., where he remained until 1995 as Executive Vice President and Chief Operating Officer of Flexible Division of Graphic Packaging (a subsidiary of ACX Technologies, Inc.). From 1983 through 1994, Mr. Vickar held various positions, including President and Chief Operating Officer with Gravure International Corp.

     Greg Brown - Mr. Brown joined the Company in March 1998 as Vice President of Sales and is responsible for all direct sales of Global Tech's patented technologies as well as for the development of corporate partnership programs. From September 1996 to March 1998, Mr. Brown was Vice President of Marketing and Sales for Boston Advanced Technologies where he was responsible for infrared fuel and raman analyzer distribution. From March 1993 to August 1996, Mr. Brown was the Sales and Service Manager for Perkin-Elmer Corporation, Real Time Systems Division, where he developed Latin American, European, and Far Eastern markets. From June 1992 to March 1993, Mr. Brown was the National Sales Manager at UOP Guided Wave, where he established national account status for DuPont, Dow, and Ashland Chemical, assisted in market development for Plastic Extrusions, Polymers and Refineries and introduced the sale of value added model calibrations with analyzer packages. He received his BS at the University of Massachusetts.

     David F. E. Farr - Mr. Farr left retirement after approximately one year to join Global Tech on December 6, 1999 as Vice President of Marketing, and is responsible for all marketing functions charged with increasing awareness and ultimately orders for the patented MotorCheck(TM) On-Site Analyzer ("OSA-II"). Mr. Farr is also responsible for marketing additional technologies and/or products in the Company's future arsenal. Prior to joining the Company, from 1978 to 1998, Mr. Farr was Sr. Vice President and General Manager of Corporate Communications for North and South American operations for more than 20 years with the Canon Corporation. He was an important member of the executive team that built Canon into a Fortune 100 enterprise. Before joining Canon from 1972 to 1978, Mr. Farr was with British American Tobacco ("BAT") as President and CEO of its New York affiliate, Turnpike Tobacco. He also spearheaded BAT's multi-billion dollar U.S. acquisition program. Mr. Farr's career includes numerous award winning advertising and public relations campaigns. A native of the United Kingdom, Mr. Farr earned his undergraduate degree from Cambridge University in the United Kingdom, where he later received two MBA degrees, in marketing and business administration.

Executive Officer Compensation

     The following table sets forth certain summary information concerning the compensation we paid to the Chief Executive Officer and our other four most highly compensated executive officers of the Company whose combined salary and bonus for the fiscal year ended September 30, 1999 exceeded $100,000 (collectively, the "Named Executive Officers") for the years indicated.


                                            Summary Compensation Table

------------------------- --------------------------------------------------- ----------------------------- ---------------
                          Annual Compensation                                 Long-Term Compensation
                                                                              Awards
------------------------- --------------------------------------------------- ----------------------------- ---------------
------------------------- -------- ------------- ------------ --------------- ------------- --------------- ---------------
(a)                       (b)      (c)           (d)          (e)             (f)           (g)             (i)
------------------------- -------- ------------- ------------ --------------- ------------- --------------- ---------------
------------------------- -------- ------------- ------------ --------------- ------------- --------------- ---------------
Name and Principal                                             Other Annual    Restricted    Securities      All Other
Position                   Year     Salary ($)   Bonus($)      Compensation    Stock         Underlying      Compensation
                                                               ($) (14)        Award(s)($)   Option/SARs      ($) (15)
                                                                                               (#)
------------------------- -------- ------------- ------------ --------------- ------------- --------------- ---------------
---------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
---------------------------------------------------------------------------------------------------------------------------
------------------------- -------- ------------- ------------ --------------- ------------- --------------- ---------------
William C. Willis, Jr.    1999     $319,725      $300,000     $12,000         $0            150,000         $  5,306
President and             1998     $303,750      $0           $12,000         $0            100,000         $ 11,543
Chairman of the Board     1997     $109,231(16)  $0           $ 4,369         $0            500,000         $    569
------------------------- -------- ------------- ------------ --------------- ------------- --------------- ---------------
------------------------- -------- ------------- ------------ --------------- ------------- --------------- ---------------
David Natan               1999     $135,417      $55,000      $12,000         $0              38,000        $  6,706
Vice President, Chief     1998     $126,667      $0           $12,000         $0             100,000        $  6,117
Financial Officer,        1997     $125,000      $25,000      $11,298         $0               7,000        $  3,511
Secretary and Director
------------------------- -------- ------------- ------------ --------------- ------------- --------------- ---------------

(14) Amounts consist principally of automobile allowances paid by the Company. The Company's policy is to provide executive officers with an automobile allowance of $600 per month and a maintenance allowance of $400 intended to cover the cost of all other expenses of operating the vehicle such as insurance, maintenance, repairs and gasoline costs.

(15) These amounts, as follows, represent group term life insurance premiums paid by the Company, the Company's match of the Retirement Salary Saving Plan - 401(k) and reimbursement of out-of-pocket medical, dental, etc. expenses not covered by the Company's insurance:

(a) The 1999 group term life insurance premiums were as follows: Mr. Willis $1,652 and Mr. Natan $2,300.

(b) The 1999 employer match of the Retirement Salary Savings Plan - 401(K) was as follows: Mr. Willis $2,604 and Mr. Natan $2,208.

(c) The 1999 reimbursement of out-of pocket medical and dental expenses not covered by the Company's insurance was as follows: Mr. Willis $1,050, and Mr. Natan $2,198.

                            Stock Option Information

     The following table sets forth certain information regarding Options granted during fiscal 1999 to the executive officers named in the Summary Compensation table above
                                     Option/SAR Grants During The Fiscal Year
                                             Ended September 30, 1999

---------------------------------------------------------------------------------------- ---------------------------------
                                                                                         Potential  Realizable  Value  at
                                                                                          Assumed Annual Rates of Stock
                         Individual Grants                                                Price Appreciation for Option
                                                                                          Term(17)
---------------------------------------------------------------------------------------- ---------------------------------
----------------------- ---------------- --------------- ---------------- -------------- ----------------- ---------------
(a)                     (b)              (c)             (d)              (e)            (f)               (g)
----------------------- ---------------- --------------- ---------------- -------------- ----------------- ---------------
      Name               Number of         % of Total
                         Securities        Options/SARs
                         Underlying        Granted to    Exercise or
                         Options/SARs      employees        Base           Expiration     5%($)                 10%($)
                         Granted           in Fiscal        Price           Date
                           (#)               Year         ($/Share)
----------------------- ---------------- --------------- ---------------- -------------- ----------------- ---------------

EXECUTIVE  OFFICERS
--------------------------------------------------------------------------------------------------------------------------
----------------------- ---------------- --------------- ---------------- -------------- ----------------- ---------------
William C. Willis, Jr.    50,000             11.4%            $1.00        12/10/2008    $31,445 (18)      $  79,687 (19)
                         100,000             22.8%            $1.32        5/17/2009     $83,014 (20)      $210,374  (21)
----------------------- ---------------- --------------- ---------------- -------------- ----------------- ---------------
----------------------- ---------------- --------------- ---------------- -------------- ----------------- ---------------
David Natan               25,000              5.7%            $1.00        12/10/2008    $15,722(18)       $ 39,844 (19)
                          13,000              2.9%            $1.32        5/17/2009     $10,792(20)       $ 27,349 (21)
----------------------- ---------------- --------------- ---------------- -------------- ----------------- ---------------



(17) The values shown are based on indicated assumed annual rates of appreciation compounded annually through the applicable expiration date. Actual gains realized, if any, on Stock Option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall market conditions. There can be no assurances that the values shown on this table will be achieved.

(18)     Represents an assumed market price per share of Common Stock of $1.63.

(19)     Represents an assumed market price per share of Common Stock of $2.59.

(20)     Represents an assumed market price per share of Common Stock of $2.15.

(21)     Represents an assumed market price per share of Common Stock of $3.42.


     The following table sets forth certain information with respect to the exercise of Options to purchase Common Stock and SARs during the fiscal year ended September 30, 1999, and the unexercised Options held and the value thereof at that date, by each of the executive officers named in the Summary Compensation Table.

            Aggregated Option/SAR Exercises In Last Fiscal Year 1999
                      And Fiscal Year-End Option/SAR Values

------------------- ------------- ----------------- -------------------------------- ---------------------------------
(a)                 (b)           (c)               (d)                              (e)
------------------- ------------- ----------------- -------------------------------- ---------------------------------
------------------- ------------- ----------------- -------------------------------- ---------------------------------
                                                         Number of Securities
                                                       Underlying Unexercised        Value of Unexercised
                                                       Oprtions/SARs at Fiscal       In-the-Money Options/SARs
                                                       Year End (#)                  at Fiscal Year End ($) (22)
------------------- ------------- ----------------- -------------------------------- ---------------------------------
------------------- ------------- ----------------- ------------- ------------------ ---------------- ----------------
Name                  Shares
                    Acquired
                    On Exercise    Value Realized      Exercisable    Unexercisable     Exercisable      Unexercisable
                      (#)(23)           ($)
------------------- ------------- ----------------- ------------- ------------------ ---------------- ----------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
------------------- ------------- ----------------- ------------- ------------------ ---------------- ----------------
William C.Willis, Jr.    0              N/A           274,999          275,001           22,229           36,646
------------------- ------------- ----------------- ------------- ------------------ ---------------- ----------------
------------------- ------------- ----------------- ------------- ------------------ ---------------- ----------------
David Natan              0              N/A           138,332          81,668             9,114           14,323
------------------- ------------- ----------------- ------------- ------------------ ---------------- ----------------

(22) Based on the difference between the closing market price of the Company's Common Stock on the AMEX at September 30, 1999 of $1.31 and the Option exercise price.

(23) All Options were granted at 100% of fair market value.

Executive Compensation Agreements

William C.  Willis, Jr.
     In May 1997, the Company entered into an employment  agreement with William
C. Willis, Jr., its then new President and Chief Executive Officer of the Company. The term of this employment agreement is three years through May 21, 2000 ("Employment Period"). The employment agreement provides for a base salary of $300,000 ("Annual Base Salary"). Effective July 1, 1998 Mr. Willis' Annual Base Salary increased to $315,000. Mr. Willis receives an automobile allowance of $600 per month and an automobile maintenance and gasoline allowance of $400 per month. Mr. Willis shall also be eligible to receive a cash bonus ("Performance Bonus") as described below for each successive period of four fiscal quarters (prorated for any partial period) during the Employment Period, as defined in the employment agreement, in an amount of between zero and 100% of the Annual Base Salary. The Performance Bonus, if any, for each successive four-quarter period shall be paid within 60 days after the end of such period. The Performance Bonus shall consist of the following two components:

(A) The first component of the Performance Bonus shall be an amount of between zero and 50% of the Annual Base Salary based on the Company meeting annual earnings per share targets of between $.01 and $.05 as defined in the employment agreement.

(B) The second component of the Performance Bonus shall be an amount of between zero and 50% of the Annual Base Salary based on the Company achieving five annual performance based targets for each period of four fiscal quarters during the Employment Period. In June 1998, the Company granted Mr. Willis 100,000 Options initially exercisable over a three-year term at $.875 per share in exchange for his waiving his earned Performance Bonus of approximately $127,500.

     The earnings per share targets and five performance-based targets for each succeeding four- quarter period during the Employment Period shall be reset and established annually by the Compensation Committee. In December 1998, Mr. Willis was awarded a $50,000 bonus and 50,000 Stock Options at an exercise price of $1.00 per share. The bonus and Options were granted in recognition of Mr. Willis' performance in bringing the new OSA-II technology to the marketplace, and for attracting new capital to the Company on favorable terms, thus enabling the Company to pay-off senior debt at a significant discount.

     In May 1999, Mr. Willis waived a cash Performance Bonus of $157,500, which he was entitled to receive. In exchange, Mr. Willis received a 4% salary increase from $315,000 to $327,600 and 100,000 Stock Options at an exercise price of $1.315.

     On September 29, 1999, the Compensation Committee awarded Mr. Willis a bonus of $250,000. This bonus was subsequently paid to Mr. Willis after the receipt by Global Tech of Onkyo's $6,500,000 note payment relating to the divestiture of Top Source Automotive, Inc. This note arose pursuant to the Company's divestiture of substantially all of the assets of its automotive subsidiary, TSA. The Committee awarded this bonus to Mr. Willis based upon his ability to quickly locate a viable back-up buyer, and to consummate a favorable transaction. The Committee also considered Mr. Willis' negotiation efforts in the very difficult aspects of the transaction.

     In the event Mr. Willis' employment is terminated by the Company for other than cause, death or disability or Mr. Willis terminates his employment for good reason, all as defined in his employment agreement, the Company is obligated to pay Mr. Willis (1) his annual base salary for 12 months, (2) a lump cash sum paid within 30 days equal to accrued obligations consisting of any owed but unpaid Performance Bonus, vacation pay and other monetary payments Mr. Willis was entitled to on the date of his termination, and (3) continued medical coverage for Mr. Willis and his dependents for 12 months following termination.

     The Company also pays the premiums on a $1,000,000 life insurance policy on Mr. Willis where he is the beneficiary. Additionally, the Company is the beneficiary on a $5,000,000 key-man policy on Mr. Willis.

David Natan

     Mr. David Natan, Vice President and Chief Financial Officer, joined Global Tech on June 30, 1995 at an annual salary of $125,000. In August 1998, Mr. Natan's salary was increased to $135,000. Mr. Natan's employment agreement provides for 12 months of severance benefits which include salary, medical and dental benefits in the event of a qualifying termination of Mr. Natan, defined as (1) a material adverse change to his job duties and responsibilities; (2) a material reduction in his salary, compensation or eligibility to participate in Global Tech benefit programs; or (3) an unwilling relocation to a location greater than 50 miles away from his current work location. The Company also pays the premiums on a $1,000,000 life insurance policy on Mr. Natan, which he is the beneficiary.

     In January 1998, Global Tech granted Mr. Natan new Options in exchange for cancellation of higher priced mostly vested Options as follows:

                                Number of
                                Options           Exercise Price  Number Vested


     ----------------------- ------------------- ---------------- -------------
     Cancelled Options        93,750              $6.94               78,175
                              10,000              $7.75               10,000
     ---------------------- ------------------- ---------------- --------------

     ----------------------- ------------------- ---------------- -------------
     New Grant                75,000              $3.00               75,000
     ----------------------- ------------------- ---------------- -------------



     In December 1998, Mr. Natan was awarded 25,000 Stock Options at an exercise price of $1.00 per share. In May 1999, he received 13,000 Stock Options at an exercise price of $1.315. Both sets of Options were awarded to Mr. Natan for his efforts in maintaining the Company's liquidity during a period of time when the Company's resources were strained due to delays by a proposed buyer in raising the funds necessary to purchase TSA.

     On September 1, 1999, Mr. Natan's salary increased from $135,000 to $140,000 and he received a $5,000 bonus. On September 29, 1999, the Compensation Committee awarded Mr. Natan a bonus of $50,000 for his efforts in closing the TSA transaction. This bonus was subsequently paid to Mr. Natan after the receipt by Global Tech of Onkyo's $6,500,000 note payment relating to the divestiture of Top Source Automotive, Inc.

David Farr

     Mr. David F. E. Farr, Vice President of Marketing joined Global Tech on December 6, 1999 at an annual salary of $110,000. As part of Mr. Farr's employment agreement, he was granted 25,000 Options, vesting twice a year over a three-year period at a strike price of $.945 equal to the market closing price on December 6, 1999. Mr. Farr is also eligible for an annual performance bonus of up to 25% of his annual salary.

Retirement Salary Savings Plan

     In October 1993, the Company established a 401(k) Retirement Salary Savings Plan (the "Plan"). All current employees, including executive officers, were eligible to participate as of October 1, 1993. Any individuals employed thereafter must complete three months of service and be at least 21 years old to meet the eligibility requirements. The enrollment dates are the first day of each quarter. Employees may voluntarily contribute from 1% to 15% of their pay each plan year although certain requirements may limit the contribution levels of highly compensated employees. During fiscal 1999, the Company contributed matching dollars equal to 25% of every dollar invested in the Plan on the first 6% of salary savings. The cost the Company incurred for matching employee contributions during fiscal 1999 was approximately $18,000. The Plan provides that the Company's matching contribution may change from year to year and that the Company may declare additional matching dollars at year-end. All employees vest ratably over a five-year term. Any forfeited non-vested amounts contributed are used to reduce required Company matching contributions.

Repricing of Options

     Repricing of Options held by a Named Executive Officer during the fiscal year ended September 30, 1999 and information on all repricing of Options held by any executive officer during the last 10 fiscal years is provided in the following table:

                                          Ten-Year Option/SAR Repricings

------------------- ------------ ------------------ ------------------ ---------------- ----------- -------------------------
       (a)              (b)             (c)                (d)               (e)           (f)                (g)
------------------- ------------ ------------------ ------------------ ---------------- ----------- -------------------------
                                   Number of           Market Price        Exercise
                                   Securities          of Stock at         Price at                      Length of Original
                                   Underlying             Time             Time of          New          Option Term
                                   Options/SARs        Repricing or        Repricing       Exercise      Remaining at Date
                                   Repriced or           Amendment         or Amendment     Price        of Repricing or
                                   Amended                                                               Amendment
   Name               Date           (#)                    ($)                ($)
------------------- ------------ ------------------ ------------------ ---------------- ----------- -------------------------
David Natan            1/28/98     75,000(25)            $1.375            $6.94            $3.00        7 years and 5 months
------------------- ------------ ------------------ ------------------ ---------------- ----------- -------------------------

(24) The repricing was in consideration of the cancellation of 103,750 Options and the start of a new vesting period for all repriced Options.



Report on Executive Compensation by the Compensation and Stock Option Committees

     The primary objective of the compensation policy of the Company is to align executive compensation in a way that will encourage enhanced stockholder value, while concurrently allowing us to attract, retain and satisfactorily reward all employees who contributed to our long-term growth and economic success. The main principles of the compensation program are (1) the development of incentive plans, (2) the attainment of both our short-term and long-term growth operational goals and strategic initiatives (3) the development of competitive compensation packages that will enable us to attract retain and motivate high caliber employees without depleting our resources, and (4) to provide incentives to our executives and other employees to share in appreciation of the price of our Common Stock, thereby aligning their interests with those of our stockholders. The compensation program for our executives includes an annual based salary, appropriate fringe benefits, some of which are standard Company policy for all employees and some of which may be negotiated for management, the potential for an annual cash bonus and grants of long-term stock option incentives, which in the case of our Chief Executive Officer, are in large part performance based. Chief Executive Officer

William C. Willis, Jr.

     Mr. Willis' compensation package was finalized in 1997 after extensive discussions by the Compensation Committee with the assistance of Korn/Ferry International, a leading international search firm, which specializes in the placement  of high  level  senior  executives.  Mr.  Willis'  package  meets the
Company's compensation goals as stated above. The Compensation Committee believes that Mr. Willis' initial base salary at $300,000 (now $327,600 as of May 25, 1999), his bonus and Option incentives represent compensation commensurate to attract an executive of Mr. Willis's experience and background. At the same time his agreement ties a large portion of any future bonus payment or Option appreciation to performance. The 500,000 Options granted to Mr. Willis was not based on any formula or general Company policy. However, the terms of the grant, which provides for automatic vesting of 300,000 of the Options over a three-year period and vesting of the remaining 200,000 Options based on the Company's Common Stock reaching and remaining at a specific price, is in accordance with the Company's goal of creating a financial incentive for executives to increase stockholder value. Similarly, a large portion of his Performance Bonus is tied to future profitability. By meeting certain performance targets, Mr. Willis was entitled to a $127,500 bonus through May 1998. At his suggestion, the Compensation Committee agreed to issue him 100,000 Options exercisable at $.875 per share, which was the fair market value of the Company's Common Stock. See "Executive Compensation Agreements". Issuance of the Options conserved the Company's cash and furthered the goal of creating a long-term equity incentive. In December 1998, Mr. Willis was awarded a $50,000 bonus and 50,000 Options at an exercise price of $1.00 per share. The bonus and Options were granted in recognition of Mr. Willis' performance in bringing the new OSA-II technology to the marketplace, and for attracting new capital to the Company on favorable terms, thus enabling the Company to pay-off senior debt at a significant discount.

     In May 1999, Mr. Willis waived a cash performance bonus of $157,500, which he was entitled to receive. In lieu of this bonus, Mr. Willis received a 4% salary increase from $315,000 to $327,600 and 100,000 Options at an exercise price of $1.315.

     On September 29, 1999, the Compensation Committee awarded Mr. Willis a bonus of $250,000. This bonus was subsequently paid to Mr. Willis after the receipt by Global Tech of Onkyo's $6,500,000 note payment relating to the divestiture of Top Source Automotive, Inc. This note arose pursuant to the Company's divestiture of substantially all of the assets of TSA. The Committee awarded this bonus to Mr. Willis based upon his ability to quickly locate a viable back-up buyer, and to consummate a favorable transaction. The Committee also considered Mr. Willis' negotiation efforts in the very difficult aspects of the transaction.

David Natan

     Mr. David Natan, Vice President and Chief Financial Officer, joined the Company on June 30, 1995 at an annual salary of $125,000. In August 1998, Mr. Natan's salary was increased to $135,000. He also receives pursuant to an employment agreement, a car allowance of $600 per month and an automobile maintenance and gasoline allowance of $400 per month. Mr. Natan's employment agreement provides for 12 months of severance benefits which include salary, medical and dental benefits in the event of a qualifying termination of Mr. Natan, defined as (1) a material adverse change to his job duties and responsibilities; (2) a material reduction in his salary, compensation or eligibility to participate in Company benefit programs; or (3) an unwilling relocation to a location greater than 50 miles away from his current work location.

     In January 1998, the Company granted Mr. Natan 75,000 new Options in exchange for cancellation of 103,750 higher priced mostly vested Options for the following reasons:

     Mr. David Natan was hired as Vice President and Chief Financial Officer of the Company in June 1995. During 1995, Mr. Natan was granted 103,750 Options. At that time, the Company's stock was trading at prices substantially higher than current levels. Between 1995 and 1998, the Company reported significant operating losses. During this time period, except for Mr. Natan, substantially the entire executive-management group and Board of Directors were replaced.

     The Compensation Committee, consisting of Messrs. William C. Willis, G. Jeff Mennen and L. Kerry Vickar, believes that despite the Company's losses, Mr. Natan's quality performance in maintaining the Company's liquidity during this period, arranging for difficult financings and continuing current performance, justified a repricing. In order to incentivize Mr. Natan, reduce Company share dilution, and to encourage Mr. Natan's ongoing employment with the Company, his Options were repriced. As a precondition of the repricing, the Compensation Committee requested that Mr. Natan forfeit 28,750 Options and re-vest the new Options over a one-year period. On January 28, 1998, the Company cancelled 103,750 Options above fair market value held by Mr. Natan, and regranted to Mr. Natan 75,000 new option shares exercisable at $3.00 per share, which was $1.625 above market value on January 28, 1998. See "Repricing of Options".

     In December 1998, Mr. Natan was awarded 25,000 Stock Options at an exercise price of $1.00 per share. In May 1999, he received 13,000 Stock Options at an exercise price of $1.315. Both sets of Options were awarded to Mr. Natan for his efforts in maintaining the Company's liquidity during a period of time when the Company's resources were strained due to long delays by a proposed buyer in raising the funds necessary to purchase TSA.

     On September 1, 1999, Mr. Natan's salary increased from $135,000 to $140,000 and he received a $5,000 bonus. On September 29, 1999, the Committee awarded Mr. Natan a bonus of $50,000 for his efforts in closing the TSA transaction. This bonus was subsequently paid to Mr. Natan after the receipt by Global Tech of Onkyo's $6,500,000 note payment relating to the divestiture of TSA, as previously described. The Committee believes that Mr. Natan's efforts in negotiating the difficult and often-precarious TSA transaction, while managing the Company's limited cash resources, justifies this recent award.

  This report is submitted by the following Compensation Committee members.

         William C. Willis, Jr.
         G. Jeff Mennen
         L. Kerry Vickar

Performance Graph

     The following Performance Graph assumes that $100 was invested in the Company, the AMEX Market Index and the Peer Group Index on October 1, 1994. Information on prices at which the Company's Common Stock traded prior to that date is not readily available. The Performance Graph further assumes all dividends were reinvested. However, the Company has never paid any dividends.



                      COMPARISON OF CUMULATIVE TOTAL RETURN
                     OF COMPANY, PEER GROUP AND BROAD MARKET
[OBJECT OMITTED]


COMPANY           1994     1995     1996    1997     1998     1999
-------           ----     ----     ----    ----     ----     ----

Global Tech
Technovations,
Inc.              100     125.89    66.96    28.57    11.61    18.75

Peer Group        100     125.36   150.36   205.98   192.01   229.37

Broad Market      100     120.49   125.40   152.50   133.20   155.13

The Broad Market Index chosen was:
         American Stock Exchange

The Peer Group is made up of the following securities:
         Gentex Corp.
         Johnson Controls, Inc.
         Magna Internat Inc.


Source:          Media General Financial Services
                 Richmond, VA  23293
                 Phone: 1-800-446-7922

1

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On June 9, 1995, the Company sold $3,020,000 in notes to advisory clients of Mellon Bank Corporation. The notes are subject to indebtedness to equity ratio that cannot exceed 1.5 to 1.0. As of June 30, 1998, the Company was in compliance with the ratio as the result of receiving the initial payment of $1,450,000 from the Buyer. However, due to the Company's historic losses and due to the uncertainty on the timing of OSA-II revenues, there was a possibility that the Company would exceed this ratio in fiscal 1998. In order to assure it would not violate the covenant, in January 1998, G. Jeff Mennen, a director of the Company, agreed to infuse sufficient capital into the Company to maintain compliance of this ratio through October 1, 1998 or refinance the notes. In consideration for this guarantee, the Company issued to Mr. Mennen 50,000 10-year warrants exercisable at $2.00 per share and agreed to register the underlying shares of Common Stock at its sole expense.

     On November 17, 1998, the Company sold $3,500,000 of its Series B Convertible Preferred Stock ("Series B Preferred") to two trusts in which Mr. G. Jeff Mennen, a director of the Company, is one of the co-trustees and sole trustee, respectively, and the beneficiaries are members of Mr. Mennen's immediate family (the "Mennen Trusts"). The Series B Preferred is convertible on or after January 1, 2001 into a number of shares of Common Stock computed by dividing the stated value of $1,000 per share (the "Stated Value") by 85% of the closing bid price of the Common Stock on the previous trading day (the "Conversion Price"). The Company has the option to redeem the Series B Preferred at a price of 115% of Stated Value plus accrued dividends, which option expires on January 1, 2001. The Series B Preferred pays a dividend of 9% per annum in cash or, if the Company is unable to pay cash, in shares of Common Stock. The number of shares of Common Stock to be issued in such event shall equal to the sum of: (A) the amount of the dividend divided by the Conversion Price plus (B) 25% of the amount obtained in clause (A). As additional consideration, the Company issued to the Mennen Trusts 350,000 warrants to purchase the Company's Common Stock exercisable over a 10-year period at a price of $1.94 per share (which is equivalent to $1.00 above the closing price on the day of consummation of the Series B Preferred sale transaction). Additionally, since the Series B Preferred was not redeemed or converted into Common Stock on or before May 1, 1999 (which conversion required the Company's consent), the Company issued to the Mennen Trusts an additional 50,000 10-year warrants exercisable at a price of $1.75, $.50 per share above the closing price of the Company's Common Stock on April 30, 1999. The Company consummated this transaction after diligently and actively seeking alternative financing sources and concluding that the proposal was superior to competing offers available in strict arms-length transactions. The Board of Directors voted unanimously to approve the sale of the Series B Preferred with Mr. Mennen abstaining.


     Under the original terms of the Preferred B, the Company agreed to file a registration statement by November 30, 1999 to cover the public sale of the shares of Common Stock issuable on conversion of the Series B Preferred Stock and exercise of the warrants. On October 21, 1999, the Mennen Trusts, holders of Series B Preferred agreed to delay the time of initial convertability and allow the Company to delay filing a registration statement until January 1, 2001 to cover the potential public sale of the shares of the Company's Common Stock issuable upon conversion of the Series B Preferred and warrants. Additionally, under the terms of the agreement reached, the Mennen Trusts received 250,000 warrants at a strike price of $2.38. In return, the Company maintained its 15% redemption right and was allowed to extend the required registration or redemption until January 1, 2001.


    On August 13, 1999, a trust in which Mr. G. Jeff Mennen, a director of the Company, is one of the trustees (the "Trust") provided the Company a six-month short-term unsecured loan of $500,000 at a 10% interest rate. The loan was paid on January 4, 2000. As consideration, the Trust received 50,000 warrants at the market price of $.875 exercisable immediately, and 50,000 warrants at the market price of $.875 exercisable in one year. The Company consummated this transaction after diligently and actively seeking alternative financing sources and concluding that the proposal was superior to competing offers available in strict arms-length transactions. The Board of Directors voted unanimously to approve the unsecured loan with Mr. Mennen abstaining.


                       PROPOSAL 2. APPOINTMENT OF AUDITORS

     Arthur Andersen LLP ("Arthur Andersen"), independent public accountants, currently acts as our independent auditors. Unless directed to vote no, proxies being solicited will be voted in favor of the election of Arthur Andersen as our independent auditors for fiscal year ended September 30, 2000. Arthur Andersen acted as our auditors for the Company for the fiscal year ended September 30, 1999. A representative of Arthur Andersen will be present at the meeting, be available to respond to appropriate questions, and have the opportunity to make statements should they desire to do so.

     Ratification of the appointment of Arthur Andersen as our independent accountants for fiscal year 2000 requires the affirmative vote of at least a majority of the shares of the Company's Common Stock represented in person or by proxy at the annual meeting and entitled to vote. Proxies solicited by management will be voted for the proposal unless instructed otherwise.

                            PROPOSAL 3. OTHER MATTERS

Proposals

     The Board has no knowledge of any other matters, which may come before the meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

     If you do not plan to attend the meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are unable to attend the meeting, at your request, we will cancel the proxy.

Stockholders' Proposals

     Any of our stockholders who wish to present a proposal to be considered at the 2000 Annual Meeting of stockholders of the Company and who wishes to have that proposal included in the Company's proxy statement for that meeting must deliver their proposal in writing to the Company no later than September 30, 2000. In addition, Global Tech by-laws state that its stockholders from otherwise introducing business unless less than 75 days written notice is given to us of the meeting (or prior public disclosure of the date of the meeting) (collectively the "Notice Date") in which event notice must be given to us within 15 days of such Notice Date.

     We will send, without charge to any stockholder submitting a written request, a copy of our annual report on Form 10-K as filed with the Commission including financial statements and schedules thereto. Your written request should be sent to Ms. Maggie DeLutri, Corporate Communications Coordinator, Global Technovations, Inc., 7108 Fairway Drive, Suite 200, Palm Beach Gardens, Florida, 33418.


By the Order of the Board of Directors



David Natan
Vice President, Chief Financial Officer
and Secretary

                                                [OBJECT OMITTED]TM

     Oil analysis is akin to a blood test used to diagnose a broad range of medical conditions that help physicians determine the course of treatment to cure or prevent illness. Similarly, an oil sample contains information about contaminants, engine wear, coolant leaks, and transmission faults that, when compared to an extensive normal wear curve database, can provide early warning of potential engine failures, thus allowing time for repairs or preventative maintenance.

     Global Technovations, Inc. has been offering used transmission and engine oil analysis via the Internet. In response to many requests from its shareholders, auto enthusiasts and other interested parties, to utilize Global Tech's MotorCheck(TM) On-Site Analyzer ("OSA-II"), the Company has made this analysis available via accessing its Web Site. Specifically, you simply click on www.globaltechnovations.com to access the Company's Web Site, and then click on the patented MotorCheck(TM) On-Site Analyzer symbol to purchase an OSA-II mail-in oil analysis kit. Users will receive the same five-minute results as if the test was conducted on-site. The report will contain meaningful information regarding the condition of the respondent's engine or transmission and will be mailed to you immediately. If an urgent problem is indicated, you will be notified by phone.

     If you do not have access to a computer, you may fill out the form below and send it to Global Technovations, Inc. along with your payment.

                     TO ORDER A MOTORCHECK(TM) OIL ANALYSIS KIT
`
NAME:   _____________________________________________

ADDRESS:  __________________________________________

          __________________________________________

PHONE:  ________________________


Quantity:   ______________        @ $14.95 per kit
                                                  -----------------
                         Shipping/Handling per kit:

                         U.S.             $2.95
                                                  -----------------
                       International      $5.00
                                                  -----------------
                                          TOTAL   _________________

**Please make your checks payable to Global Technovations, Inc.:

*** Mail your check to:     Global Technovations, Inc.
                            Attention:  Michele Brant
                            7108 Fairway Drive, Ste. 200
                            Palm Beach Gardens, FL  33418

If you have any questions, please call (561) 775-5756

                                [GRAPHIC OMITTED]
                          7108 Fairway Drive, Ste. 200
                          Palm Beach Gardens, FL 33418
                            (561) 775-5756 Telephone
                               (561) 691-5220 Fax
                           www.globaltechnovations.com